AGREEMENT


     THIS AGREEMENT made this 20th day of November, 1996, by and between Neldon P. Johnson and (hereinafter "Transferor") and International Automated
Systems, Inc., a Utah corporation, (hereinafter "IAS")

                      WITNESSETH:
     WHEREAS, Transferor owns the items of personal property listed on Exhibit A (hereinafter collectively referred to as the "Assets");

     WHEREAS, IAS and Transferor agree that it would be to their mutual benefit for IAS to receive from Transferor the Assets in exchange for 6,000,000 shares of IAS restricted common stock and 1,000,000 shares of Series A Preferred Stock with voting rights of 10 votes per share; and

     WHEREAS, previously IAS and Transferor have discussed the acquisition of certain assets from the Transferor and the Board of Directors of IAS adopted certain minutes pertaining to the purchase and acquisition of certain assets from Transferor.

     NOW THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.  (REPRESENTATIONS AND WARRANTIES OF TRANSFEROR)
Transferor hereby represents and warrants to IAS that:
          a)  He, as investor, has complete title and
owns as of the date hereof, and as of the Closing Date hereinafter provided will own the Assets free and clear of all liens, charges and encumbrances except those assets previously assigned to IAS.
          b)  He is not a defendant, nor a plaintiff,
against whom a counterclaim has been asserted, in any litigation, pending or threatened, other than the litigation filed in the United States District Court for the District of Utah captioned Edouard Serfaty et al. v. International Automated Systems, Inc. Civil
No. 2:96CV0583C and a Formal Order for a private investigation issued by the Securities and Exchange
Commission, File No. D-2043, dated July 25, 1996, and there has not been any material claim made or asserted against him nor are there any proceedings threatened or pending before any federal, state or municipal government, or any department, board, body or agency thereof, involving him, except as disclosed in Exhibit
"B".
          c)  Transferor is not in default under any
material agreement to which it is a party nor in the payment of any obligation.
          d) This Agreement has been duly executed by Transferor and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment order or decree to which Transferor is a party or to which Transferor is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which Transferor is subject.
          e)  All representations and warranties made
by Transferor in connection with the transactions contemplated hereunder shall be truthful and not misleading.
          f)   Transferor has no liens filed against
him by any governmental authority, commission, department, or agency.
          g)   Transferor warrants that the ideas for
the Assets were conceived by him and that he developed the assets with his own funds or he advanced funds to IAS for such Asset development.
          h)   Transferor warrants to the best of his
knowledge that he is in compliance with all relevant statutes, laws, regulations, and administrative rules regarding the Assets.

     2.  (REPRESENTATIONS AND WARRANTIES OF IAS) IAS
represents and warrants that:
          a)  It is a corporation duly organized and
validly existing and in good standing under the laws of
the State of Utah; has an authorized capitalization of
50,000,000 shares comprised of 5,000,000 shares of
preferred stock, no par value per share and 45,000,000
shares of common stock, no par value per share, of
which there are issued and outstanding 9,158,089 shares
of common stock, no par value per share as of March 31,
1996, and IAS has the corporate authority, right, and
power to enter into this Agreement.
          b)   IAS represents that it is also a
defendant in the litigation and private investigation
referenced at paragraph 1 (a) of this Agreement.  IAS
expressly makes no representations regarding the final
outcome, or adjudication, or determination which may
result from the litigation. Also, IAS received a
subpoena from the Securities and Exchange Commission
for the production of certain of its records and that
the subpoena was issued pursuant to a formal order of
private investigation regarding the Company and its
president.
     3.  (CLOSING)  The Closing of this Agreement shall
proceed on November 15, 1996, at 512 South 860 East,
American Fork, Utah, or at such other place as
designated and determined between the parties, as
follows:
          a)  IAS shall undertake and perform all
necessary requirements to issue the 6,000,000 shares of
common stock and 1,000,000 shares of Series A Preferred
Stock and IAS shall deliver instructions to its
transfer agent to issue certificates evidencing
the aforementioned shares to Transferor and the
certificates so issued shall bear a restrictive legend
prohibiting the transfer by the holder without first
complying with the Securities Act of 1933, as amended,
or Rule 144 promulgated thereunder.  In addition, IAS
shall file with the Utah Division of Corporations all
documents required to authorize the issuance of the
Series A Preferred Stock which Series when issued shall
provide that each share of the 1,000,000  shares of
Series A Preferred Stock, no par value per share, and
each share shall be entitled to ten votes per share and
that the shares of Series A Preferred Stock shall vote
with the shares of common stock as to all matters.
          b)  Transferor shall do the following:  (1)
present a certification that Transferor has clear title and unencumbered ownership of the Assets, (2) present an executed investment letter in the form mutually agreed upon by the parties, and (3) execute bills of sale or other documents transferring the Assets to IAS.
          c)   As a continuing obligation and duty to
IAS for the purchase of the Assets, Transferor expressly covenants and promises that he will execute as may be required in the future all documents necessary to effect the transfer of the Assets to IAS.

     4.  (TAX TREATMENT)  IAS expressly makes no
warranty to Transferor regarding any possible tax treatment of his sale of the Assets which any governmental entity may accord the transaction.
IAS to the extent practicable will do all acts and will cooperate to the extent possible to assist Transferor to receive favorable tax treatment to him.

     5. (BANKRUPTCY) If any proceeding under the Bankruptcy Act, as amended, is commenced by or against the Company, or if IAS is adjudged insolvent, or if a receiver is appointed in any proceeding, or if any court or governmental agency restricts, removes, or forbids Transferor from working and/or operating within IAS in conjunction with the heretofore transferred
Assets, Transferor shall immediately without further action on his part and without any court order or proceeding, receive back all right, title and interest to the Assets, but only upon the occurrence of any of the aforesaid events.

     6. (EFFECTIVE DATE) The parties agree that the sale, transfer of all title and interest and conveyance of the Assets shall be given effect as of June 30, 1996.

     7.  (CONDITIONS TO CLOSING)  The obligations of
IAS and Transferor to complete the transactions provided for herein shall be subject to the performance of all their respective agreements to be performed hereunder on or before the Closing, to the material truth and accuracy of the respective representations and warranties of IAS and Transferor contained herein, and to the further conditions that:
          (a)  All representations and warranties of
IAS and Transferor contained in this Agreement are substantially true and correct on and as of the Closing with the same effect as if made on and as of said date.
          (b)  As of the Closing there shall have been
no material adverse change in the affairs, business, property or financial condition of IAS or Transferor and shall so certify in writing.
          (c)  All of the agreements and covenants
contained in this Agreement that are to be complied with, satisfied and performed by each of the parties hereto on or before the Closing, shall, in all material respects, have been complied with, satisfied and performed.

     8. (ADDITIONAL COVENANTS) During the period between the date hereof and the Closing, IAS shall conduct its business and operations in the same manner in which the same have heretofore been conducted.
During such period, unless it has received written consent thereto from the other party, neither IAS nor Transferor will:
          (a)  Incur any obligation, liability or
commitment, absolute or contingent, other than current liabilities incurred in the ordinary and usual course of business.
          (b)  Declare or pay and dividends on or make
any distributions in respect of, or issue, purchase or redeem any of its shares of stock except in accordance with this Agreement.
          (c)  Subject any of its properties to a
mortgage, pledge or lien, except in the usual and ordinary course of business.
          (d)  Sell or transfer any of its properties,
except in the usual and ordinary course of business.
          (e) Make any investment of a capital nature, except in the usual and ordinary course of business.
          (f)  Enter into any long-term contracts or
commitments or modify or terminate any existing agreements, except in the usual and ordinary course of business.
          (g)  Use any of its assets or properties
except for proper corporate purposes.
          (h)  Sell, contract to sell or issue any
equity or debt securities.

          9.  (MERGER CLAUSE)  This Agreement
supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties hereto.
     10. (GOVERNING LAW) This Agreement shall be governed by and construed according to the laws of the State of Utah.

     11. (ATTORNEY) This Agreement has been drafted and prepared by the firm of Boyack, Ashton & Jenkins, which firm represents exclusively IAS. Transferor has had the opportunity to seek counsel, advice, and direction from his attorney. The firm representing IAS is not representing in any manner the interests of Transferor.

     12. (SUCCESSOR AND ASSIGNS) The Assets, after closing, may be assigned, in whole or in part, to an independent entity or a subsidiary or subsidiaries of IAS. This Agreement may also be assigned by any of the parties hereto to any other party, person or entity without written notification to the other party. This
Agreement shall extend to and be binding upon the successors, heirs and assigns of the respective parties hereto.

     13. (FORCE MAJEURE) Neither party shall be in default of this Agreement or liable to the other party for any delay or default in performance where occasioned by any cause of any kind to the extent such cause is beyond its control, including but not limited to, armed conflict or economic dislocation, civil disorder of any kind, action of any civil or military authorities (including priorities and allocations), fires, floods and accidents.

     14. (HEADINGS) Headings in this Agreement are for the convenience of the parties only and they shall not be deemed to change or alter the meaning of any section, paragraph, or part of this Agreement.

     15.  (SEVERABILITY) Every restriction or
limitation in this Agreement is severable any any other possible future finding by a duly constituted authority that a particular provision herein is invalid, the parties hereto have made this agreement with the clear intention of continuing to perform all provisions hereof which have not been found invalid. The parties agree to consult about modification of any provision of the Agreement that may be found invalid by such duly constituted authority. All other valid clauses are operative and shall be enforced.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.





Dated this 20 day of November, 1996.

                  INTERNATIONAL AUTOMATED SYSTEMS, INC.
ATTEST:

Inas Johnson                Neldon Johnson
Secretary                     President


ACKNOWLEDGMENT
STATE OF UTAH       )
                    :  ss.
UTAH COUNTY         )

     On this 20 day of November 1996, before me the undersigned officer, personally appeared Neldon P.
Johnson and Ina Marie Johnson, known personally to me to be the President and Secretary, respectively, of the above-named corporation, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                              NOTARY PUBLIC
My Commission Expires:        Residing at:








                              TRANSFEROR:





                              Neldon P. Johnson


State of Utah       )
                    )
County of Utah      )

     Subscribed and sworn to before me this 20 day of November, 1996.




                              Notary Public

Agreement between International Automated Systems,
Inc., and Neldon Johnson


EXHIBIT A

The following is a description of the Assets:

I. Automatic Fingerprint Identification Machine
("AFIM") technologies including present patents, designs, contracts, hardware and software as related to, but not limited to the following:
1)Time clocks,
2)Controlled access security devices,
3)Government agencies and programs' access (i.e. EBT, Social Security, food stamps, welfare, etc.),
4)Membership identification,
5)Citizenship of naturalization identification,
6)Live scanner for law enforcement (I.e., criminal identification, fraudulent activities, etc.),
7)Financial transaction security,
8)Records security (i.e., medical, financial, personal, etc.)
9)Computer, network or internet security,
10)Automated car rental,
11)Automated ticket sales (i.e., planes, buses, trains, movies, amusement parks, concerts, etc.)
12)Automated gas pumps, vending machines, and convenience stores, and
13)Any identification and/or verification devices and applications not mentioned above.

II. Digital Wave Modulation ("DWM") technologies including present patents and patents pending, designs, contracts, hardware, and software as related to but not limited to the following:
1)High speed pot line modem from outside unit to central phone office,
2)Medium speed modem for long distance communication,
3)Cable modem,
4)Cellular phone communication,
5)Magnetic storage mediums (i.e., tape recorders, VCR, hard drives, floppy drives, etc.)
6)Stereo communication,
7)Television communication,
8)Satellite communication,
9)All other communication devices, recording mediums and methods of transferring data not mentioned above using DWM technology.

III. Monies and funds advanced to International
Automated Systems, Inc., used to develop the above technologies or for other purposes, in the amount of $468,458. The amount of $647,458 as of June 30,
1996, which Mr. Johnson advanced to the Company is specifically excluded from this transaction by the parties and shall not be considered a part of the Assets subject to the Agreement.
      Agreement between International Automated Systems,
Inc., and Neldon Johnson

Exhibit B

None.

                      GENERAL BILL OF SALE


     KNOWN ALL MEN BY THESE PRESENTS that Neldon
Johnson ("Transferor") for valuable consideration hereby exchanges, conveys, transfers, assigns and delivers to International Automated Systems, Inc., a
Nevada corporation, (the "Company") all right, title and interest in and to the following assets, to wit:

     I. Automatic Fingerprint Identification Machine
("AFIM")technologies including present patents, designs, contracts, hardware and software as related to, but not limited to the following:

     1)Time clocks,
     2)Controlled access security devices,
     3)Government agencies and programs' access (i.e.
       EBT,Social Security, food stamps, welfare, etc.),
     4)Membership identification,
     5)Citizenship of naturalization identification,
     6)Live scanner for law enforcement (I.e., criminal identification, fraudulent activities, etc.),
     7)Financial transaction security,
     8)Records security (i.e., medical, financial, personal, etc.)
     9)Computer, network or internet security,
     10)Automated car rental,
     11)Automated ticket sales (i.e., planes, buses, trains, movies, amusement parks, concerts, etc.)
     12)Automated gas pumps, vending machines, and convenience stores, and
     13)Any identification and/or verification devices and applications not mentioned above; AND

     II. Digital Wave Modulation ("DWM") technologies including present patents and patents pending, designs, contracts, hardware, and software as related to but not limited to the following:

     1)High speed pot line modem from outside unit to central phone office,
     2)Medium speed modem for long distance
       communication,
     3)Cable modem,
     4)Cellular phone communication,
     5)Magnetic storage mediums (i.e., tape recorders, VCR, hard drives, floppy drives, etc.)
     6)Stereo communication,
     7)Television communication,
     8)Satellite communication,
     9)All other communication devices, recording mediums and methods of transferring data not mentioned above using DWM technology; AND

     III. Monies and funds advanced to International
Automated Systems, Inc., used to develop the above technologies or for other purposes, in the amount of $468,458.

and to have and to hold said assets, property and rights unto the Company, its assigns and successors forever.
     Transferor hereby promises, warrants and represents that he has complete and unencumbered ownership of the foregoing assets set forth above except as previously assigned to the Company.
     Transferor is not hereby transferring or conveying any other assets not specifically set forth herein including but not limited to advances to the Company as of June 30, 1996, in the amount of $647,458, and said assets shall be retained by Transferor.
     IN WITNESS WHEREOF, Transferor hereby has caused this document to be signed and executed individually this 20 day of November, 1996.

                              TRANSFEROR:

                              NELDON JOHNSON







State of Utah       )
                    )ss.
County of Utah      )

     On this 20 day of November, 1996, before me, the undersigned, a notary public, Neldon Johnson appeared and being sworn, subscribed and acknowledged that he executed the within instrument as his free and voluntary act.


                              Notary Public